RIDGEWOOD ELECTRIC POWER TRUST III
                                Exhibit 32.2
                                ------------
                          CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I,  Christopher  Naunton,  Chief Financial  Officer of Ridgewood  Electric Power
Trust  III.  (the   "Registrant"),certify,   pursuant  to  Section  906  of  the
Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Registrant for the period ended September 30, 2003 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C.78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: January 16, 2004

                                       Signature:

                                       /s/ Christopher Naunton
                                       -------------------------
                                       Christopher Naunton
                                       Chief Financial Officer